Supplement to the John Hancock Tax-Free Income Funds
                        Prospectus dated January 1, 2004


Under "SALES CHARGE REDUCTIONS AND WAIVERS", the last sentence under "Waivers for certain investors" on page 15 has been deleted and replaced with the following:

Class C shares may be offered without front-end sales charges to various individuals and institutions when purchased through a Merrill Lynch account, or Edward Jones, UBS Financial Securities LLC, Quick & Reilly, Inc., Raymond James Financial Services or Raymond James & Associates, Wedbush Morgan Securities, Inc., Stifel Nicolaus & Company Incorporated, Wachovia Securities LLC, Wachovia Securities Financial Network LLC, RBC Dain Rauscher, Legg Mason Wood Walker, Inc., LPL Financial Services, Advest, Inc., Piper Jaffray & Co, Morgan Keegan & Company, Inc., Securities America, Inc., Jefferson Pilot Securities Corporation, Morgan Stanley DW, Inc., First Clearing LLC, and effective April 1, 2004, Smith Barney, a division of Citigroup Markets, Inc. will also offer Class C shares without front-end sales charges. However, a CDSC may apply if the shares are sold within 12 months of purchase.


March 1, 2004